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Proxy Materials

Catalyst Dynamic Alpha Fund

a series of Mutual Fund Series Trust

17605 Wright Street,

Omaha, NE 68130

1-866-447-4228

Dear Shareholder:

Cookson, Peirce & Co. (“Cookson” or the “Sub-Advisor”) has served as investment sub-advisor to the Catalyst Dynamic Alpha Fund (the “Fund”), a series of Mutual Fund Series Trust (the “Trust”), since its inception in December 2011. On February 23, 2017, one owner of Cookson sold all of her interest in Cookson. While there will be no change to the management and key personnel of Cookson as a result of the change in ownership, it was determined that a technical change in control occurred. As a result, the Board of Trustees of the Trust (the “Board”) has requested that the Fund’s shareholders approve a new sub-advisory agreement. I am writing to ask for your prompt vote for the approval of a new sub-advisory agreement between the Fund’s investment advisor, Catalyst Capital Advisors LLC (“Catalyst” or the “Advisor”), and Cookson, which is identical in all material respects to those of the current sub-advisory agreement, except for the date of execution, effectiveness, and termination.

In addition, in order to allow Catalyst flexibility going forward and to reduce potential expenses to the Fund, I also urge that you approve a second proposal. This second proposal allows Catalyst, with the approval of the Board, to appoint or replace a non-affiliated sub-advisor to the Fund or change the terms of a contract with a non-affiliated sub-advisor without the need for shareholder approval. To allow this, the Trust and Catalyst have been granted an order from the Securities and Exchange Commission providing exemptive relief and the Fund is now requesting permission from the shareholders to rely on the order. Catalyst has no current intention of changing sub-advisors; however, these provisions will allow flexibility to deal with changes of ownership, like the one contemplated above, or other circumstances in the future.

The proposals have been carefully reviewed by the Board of the Trust. The Board unanimously recommends that you vote FOR both proposals.

It is very important that we receive your vote before May 22, 2017. Voting is quick and easy. Everything you need is enclosed. To cast your vote:

•	PHONE: Call the toll-free number on your proxy card. Enter the control number on your proxy card and follow the instructions.
•	INTERNET: Visit the website indicated on your proxy card. Enter the control number on your proxy card and follow the instructions.
•	MAIL: Complete the proxy card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

I appreciate your participation and prompt response in this matter.

Sincerely,

/s/ Jerry Szilagyi

Jerry Szilagyi

President, Mutual Fund Series Trust

Catalyst Dynamic Alpha Fund

a series of Mutual Fund Series Trust

17605 Wright Street,

Omaha, NE 68130

1-866-447-4228

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held May 22, 2017

The Board of the Mutual Fund Series Trust (the “Trust”), an open-end management investment company organized as an Ohio business trust, has called a special meeting of the shareholders of the Catalyst Dynamic Alpha Fund (the “Fund”) to be held at the offices of the MFund Services LLC, 36 North New York Avenue, Huntington, NY 11743, on May 22, 2017 at 10:00 a.m., Eastern time, for the following purposes:

1.	To approve a new sub-advisory agreement between Catalyst Capital Advisors LLC and Cookson, Peirce & Co.
2.	To approve the Fund’s reliance on an order granted by the Securities and Exchange Commission on January 13, 2014. The order provides an exemption from certain provisions of Section 15(a) of the Investment Company Act of 1940, as amended, and will allow Catalyst Capital Advisors LLC to hire unaffiliated sub-advisors without shareholder approval.
3.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on April 6, 2017 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 22, 2017. A copy of this Notice of Shareholder Meeting and the Proxy Statement (including the proposed Sub-Advisory Agreement and the proposed Management Agreement) are available at www.catalystmf.com.

By Order of the Board of Trustees

Jerry Szilagyi, President

April 13, 2017

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or call the number listed on your proxy card, whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

Catalyst Dynamic Alpha Fund

a series of Mutual Fund Series Trust

with its principal offices at

17605 Wright Street, Omaha, NE 68130

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held May 22, 2017

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), on behalf of the Catalyst Dynamic Alpha Fund (the “Fund”), for use at the Special Meeting of Shareholders of the Fund (the “Meeting”) to be held at the offices of MFund Services LLC, 36 North New York Avenue, Huntington, NY 11743 on May 22, 2017 at 10:00 a.m., Eastern time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about April 13, 2017.

The Meeting has been called by the Board for the following purposes:

1.	To approve a new investment sub-advisory agreement between Catalyst Capital Advisors LLC, the investment advisor to the Fund, and Cookson, Peirce & Co., Inc., the sub-advisor to the Fund.
2.	To approve the Fund’s reliance on an order granted by the Securities and Exchange Commission on January 13, 2014. The order provides an exemption from certain provisions of Section 15(a) of the Investment Company Act of 1940, as amended, and will allow Catalyst Capital Advisors LLC to hire unaffiliated sub-advisors without shareholder approval.
3.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on April 6, 2017 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Fund’s most recent annual report or semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the Fund, 17605 Wright Street, Omaha, NE 68130, by calling 1-866-447-4228 or by visiting

www.CatalystMutualFunds.com.

PROPOSAL I

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN

CATALYST AND COOKSON, PEIRCE & CO., INC.

Background

The primary purpose of this proposal is to approve a new sub-advisory agreement between Catalyst Capital Advisors LLC, the investment advisor to the Fund, (“Catalyst” or the “Advisor”) and Cookson, Peirce & Co., Inc. (“Cookson” or the “Sub-Advisor”) (the “New Sub-Advisory Agreement”) in order to allow Cookson to continue managing the assets of the Catalyst Dynamic Alpha Fund (the “Fund”). Both Catalyst and Cookson assumed their respective duties of investment advisor and sub-advisor to the Fund at the inception of the Fund. Approval of the New Sub-Advisory Agreement will not raise the fees paid by the Fund or the Fund’s shareholders. The New Sub-Advisory Agreement is identical in all material respects to the current sub-advisory agreement that it will replace (the “Current Sub-Advisory Agreement”), except for the date of execution, effectiveness, and termination. The effective date of the New Sub-Advisory Agreement will be the date shareholders of the Fund approve the New Sub-Advisory Agreement (the “Effective Date”).

Shareholder approval of the New Sub-Advisory Agreement is being requested in connection with a change in the ownership of Cookson. As a result of a transaction on February 23, 2017 where Nancy Santory sold all of her interest in Cookson to Cory Krebs, Robin Miller, Dany Meyers, and Christian Brown, there may be deemed to have been a “change of control” of Cookson. Cookson’s ownership before and after the transaction is as follows:

	Before the Transaction	After the Transaction
Bruce Miller	33%	33%
Dan Henderson	33%	33%
Nancy Santory	27.06%	0%
Cory Krebs	6.94%	25%
Robin Miller	0%	4.8%
Dany Meyers	0%	2.1%
Christian Brown	0%	2.1%

Under the Investment Company Act of 1940, as amended, (the “1940 Act”), a transaction that results in a “change in control” of an investment advisor causes the advisor’s management agreement, or in this case, sub-advisory agreement, to be “assigned,” which results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act. There will be no change to the management and key personnel of Cookson as a result of the change in ownership. However, the Board has determined that the transaction may be a technical change in control of Cookson, and, therefore, the Current Sub-Advisory Agreement automatically terminated as a result of the transaction.

The Board of Trustees of the Trust (the “Trustees” or the “Board”) has requested that the Fund’s shareholders approve a new sub-advisory agreement between Catalyst and Cookson, which is identical in all material respects to the Current Sub-Advisory Agreement. The 1940 Act requires that the New Sub-Advisory Agreement be approved by a vote of a majority of the outstanding shares of the Fund. Shareholders are being asked to approve the proposed New Sub-Advisory Agreement. Under the 1940 Act, a Trust may approve an interim management agreement, or in this case, an interim sub-advisory agreement, to permit a sub-advisor to continue providing services to a fund for a duration of up to 150 days from the day the prior sub-advisory agreement terminated. The Board approved an interim sub-advisory agreement between Catalyst and Cookson for the Fund on November 16, 2016 (the “Interim Sub-Advisory Agreement”) to be effective upon the close of the transaction. The Interim Sub-Advisory Agreement is identical to the New Sub-Advisory Agreement except for its term. Cookson will continue to manage the Fund pursuant to the Interim Sub-Advisory Agreement until the New Sub-Advisory Agreement is approved.

The Sub-Advisory Agreement

Under the terms of the investment management agreement between the Trust and Catalyst, on behalf of the Fund, Catalyst is entitled to receive an annual advisory fee from the Fund equal to 1.00% of the Fund’s average daily net assets. Under the terms of the Current Sub-Advisory Agreement, Cookson is entitled to receive an annual fee from the Advisor of 50% of the net advisory fee that the Advisor receives from the Fund. The “net advisory fee” is defined as the gross management fees earned by the Advisor from the Fund less expenses and/or waiver the Fund incurs that are allocated and subtracted from the gross management fees. For such compensation, Cookson, at its expense, continuously furnished an investment program for the Fund, made investment decisions on behalf of the Fund, and placed all orders for the purchase and sale of portfolio securities, subject to the Fund’s investment objectives, policies, and restrictions and such policies as the Trustees determined. The Current Sub-Advisory Agreement was effective with respect to the Fund as of November 29, 2011  and was approved by the initial shareholder of the Fund on December 22, 2011. The Board, including the Independent Trustees (as defined in the 1940 Act), most recently unanimously approved the Current Sub-Advisory Agreement at a meeting on November 16, 2016.

The Current Sub-Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Trust. The Current Sub-Advisory Agreement will automatically terminate on assignment and is terminable upon notice by the Fund. In addition, the Current Sub-Advisory Agreement can be terminated on not more than sixty (60) days’ notice by Cookson given to the Fund.

The Current Sub-Advisory Agreement provides that Cookson will not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The terms of the New Sub-Advisory Agreement are identical in all material respects to those of the Current Sub-Advisory Agreement, except for the date of execution, effectiveness, and termination. Approval of the New Sub-Advisory Agreement will not cause an increase in fees paid by the Fund.

The effective date of the New Sub-Advisory Agreement with respect to the Fund will be the date shareholders of the Fund approve the New Sub-Advisory Agreement. If the New Sub-Advisory Agreement with Cookson is not approved by shareholders, the Board and Catalyst will consider other options, including a new or modified request for shareholder approval of a new sub-advisory agreement.

The New Sub-Advisory Agreement is attached as Appendix A. You should read the New Sub-Advisory Agreement. The description in this Proxy Statement of the New Sub-Advisory Agreement is only a summary.

Evaluation by the Board

At a meeting held on November 16, 2016, the Board approved the New Sub-Advisory Agreement, subject to shareholder approval. The Board’s determination to approve the New Sub-Advisory Agreement followed their consideration of various factors and review of written materials provided by Cookson. The Board’s deliberations and the information on which its conclusions were based are summarized below.

Nature, Extent & Quality of Services. The Trustees reviewed the materials provided by the sub-advisor. They noted the sub-advisor’s strong investment team with significant industry experience. They agreed that the sub-advisor had cultivated a culture of compliance. The Trustees discussed the allocation of responsibilities between the advisor and sub-advisor noting that the sub-advisor is responsible for portfolio management and trading as well as certain compliance monitoring and Board reporting. They noted the sub-advisor is undergoing an SEC exam. After further discussion, the Trustees concluded that the sub-advisor continues to provide services in line with the Board’s expectations.

Performance. The Trustees reviewed the Fund’s performance noting the strong returns over the one year and since inception (12/22/11) periods. They noted that the Fund has had a “5 stars” rating by Morningstar in every month since receiving its initial 3 year rating, and is currently in the top 1% of its category. The Trustees agreed that the sub-advisor’s performance was impressive.

Fees & Expenses. The Trustees noted the sub-advisor receives a fee paid by the advisor of 50% of the net advisory fee (or a maximum fee of 0.50% annually) in connection with its relationship with the Fund. They reviewed the fees charged by the sub-advisor to other clients noting that the fee compares favorably to those fees. They concluded that the sub-advisory fee was reasonable.

Profitability. The Trustees reviewed a profitability analysis provided by the sub-advisor. They acknowledged that the sub-advisor had realized a profit in connection with its relationship with the Fund, but agreed that such profit was reasonable in terms of actual dollars. The Trustees agreed that excessive profitability was not a concern at this time.

Economies of Scale. The Trustees considered whether the sub-advisor had realized economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an advisor level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.

Conclusion. Having requested and received such information from the sub-advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreements, and as assisted by the advice of Counsel, the Trustees concluded that the approval of the interim and definitive sub-advisory agreements were in the best interests of the shareholders of the Catalyst Dynamic Alpha Fund.

Accordingly, the Board, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” approval of the New Sub-Advisory Agreement.

Information Concerning Cookson

Cookson is a Pennsylvania corporation located at 555 Grant Street, Suite 380, Pittsburgh, Pennsylvania 15219. The names, titles, addresses, and principal occupations of the principal executive officers and directors of Cookson are set forth below:

Name and Address:*	Title:	Principal Occupation:
Dan Henderson	President	President, CooksonPeirce Investment Management
Bruce Miller	Chief Investment Officer	CIO, CooksonPeirce Investment Management
Cory Krebs	Chief Operating Officer	COO, CooksonPeirce Investment Management

* The address for each officer and director is Cookson, Peirce & Co., Inc.. 555 Grant Street, Suite 380, Pittsburgh, Pennsylvania 15219.

During the fiscal year ended June 30, 2016, Cookson earned sub-advisory fees of $809,956 for the Fund.

PROPOSAL II

APPROVAL OF THE FUND’S RELIANCE ON AN ORDER BY THE SEC FOR EXEMPTION
UNDER VARIOUS RULES AND FORMS OF THE 1940 ACT

Background

The purpose of this proposal is to enable Catalyst, with the approval of the Board, including a separate vote of the Independent Trustees, to appoint one or more non-affiliated investment sub-advisors or to replace an existing investment sub-advisor with a non-affiliated investment sub-advisor, as well as change the terms of a contract with a non-affiliated investment sub-advisor, without soliciting the approval of shareholders. To do so, the Trust and Catalyst applied and was granted an order for exemptive relief from the SEC (a “Manager of Managers Order”) to permit Catalyst, with the approval of the Board, to take such actions with respect to the Fund.

The 1940 Act and the rules thereunder require that sub-advisory agreements be approved by the Board, including by a majority of the Independent Trustees, and the shareholders of the Fund. Therefore, currently, and if the proposal is not approved by shareholders, the Trust must solicit shareholder approval of a new sub-advisory agreement at a shareholder meeting preceded by proxy statement, and Catalyst or the Fund would be required to pay the costs of the preparation, filing, printing and mailing of a proxy statement, such as this Proxy Statement under certain circumstances. These circumstances include: (i) if and when Catalyst seeks to hire one or more sub-advisors to provide investment advisory services to the Fund, (ii) if and when Catalyst seeks to replace an existing sub-advisor, or (iii) if Cookson undergoes another change of control. The Manager of Managers Order will facilitate the efficient hiring of sub-advisors, or approving a new agreement in the case of a change of control, without the burden and expense of a shareholder meeting.

The Board approved the filing of an application (the “Application”) by the Trust and Catalyst for the Manager of Managers Order, which the Trust filed on December 7, 2012 and amended on June 6, 2013 and November 11, 2013. On December 16, 2013, a notice of the filing of the application was issued, which gave interested persons an opportunity to request a hearing and stated that an order granting the application would be issued unless a hearing was ordered. On January 13, 2014, with no requests received, the SEC granted the Manager of Managers Order.

The Manager of Managers Order

The Application stated that Catalyst will obtain the approval of the Board, including a majority of the Independent Trustees, when changing sub-advisors or making material changes to an existing sub-advisory agreement, but approval by shareholders of the Fund will not be sought or obtained. The Manager of Managers Order only applies to the hiring of and making material changes to a sub-advisory agreement with a sub-advisor that is not affiliated with Catalyst. If this proposal is approved, then shareholders will no longer vote on the approval of the appointment and/or replacement of non-affiliated investment sub-advisors, or changes to the terms of a sub-advisory agreement with a non-affiliated investment sub-advisor in the future. Shareholder approval will continue to be required for such actions involving an affiliated sub-advisor.

Even with the Manager of Managers Order, sub-advisory agreements of the Fund will continue to be subject to the requirements of Section 15(a) of the 1940 Act with respect to the terms of such agreements. Additionally, the Fund will prominently disclose in its prospectus that Catalyst monitors the Fund’s sub-advisor(s) for adherence to the specific strategy, continuously supervises and monitors their performance and periodically recommends to the Board which sub-advisor(s) should be retained or released. The Fund will also disclose that it operates pursuant to the terms and conditions of the Manager of Managers Order. The Fund will be required, within ninety (90) days of the hiring of a new sub-advisor, to furnish its shareholders with all information about the new sub-advisor that would be included in a proxy statement.

Accordingly, the Board of the Trust, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” approval of the Fund’s reliance on an order by the SEC for exemption under various rules and forms of the 1940 Act.

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a non-diversified series of the Trust. The Trust is an open-end investment management company organized as an Ohio business trust and formed by an Agreement and Declaration of Trust on February 27, 2006. The Trust’s principal executive offices are located at 17605 Wright Street, Omaha, Nebraska 68130. The Board supervises the business activities of the Fund. Like other mutual funds, the Fund retain various organizations to perform specialized services. Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130, serves as the national distributor of the Fund. Gemini Fund Services, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130 provides the Fund with transfer agent, accounting and certain administrative services. MFund Services LLC, located at 36 North New York Avenue, Huntington, NY 11743, provides the Trust with certain management and legal administrative services and compliance services.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy for the Fund will be voted for approval of the proposed New Sub-Advisory Agreement. If no specification is made, the shares represented by a duly executed proxy will be voted at the discretion of the holders of the proxy on any other matter that may come before the Meeting. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, 12,349,989 shares of beneficial interest of the Fund were issued and outstanding.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on Proposal I and Proposal II. Each shareholder of the Fund is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter with respect to the Fund submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the proposed New Sub-Advisory Agreement and the Fund’s reliance on the Manager of Managers Order. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the Meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the proposed New Sub-Advisory Agreement and the Fund’s reliance on the Manager of Managers Order, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

Security Ownership of Management AND
Certain Beneficial Owners

To the best knowledge of the Trust, there were no Trustees or officers of the Trust who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date. Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. As of the Record Date, the Trust is not aware of any shareholder owning more than 25% of the shares of the Fund.

As of the Record Date, the record owners of more than 5% of any outstanding class of shares of the Fund are listed in the following tables.

Class A Shares

Name and Address	Percentage of Class Owned	Number of Shares of each Class Owned
LPL Financial 1000-0005 4707 Executive Drive San Diego, CA 92121	15.78%	1,094,529
Charles Schwab & Co, Inc./Special Custody Acct for the Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	37.92%*	2,630,192
*May be deemed to control Class A shares of the Fund because holds more than 25% of the outstanding Class A shares.

As of the Record Date, securities of the Fund’s Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

Class C Shares

No Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Fund’s Class C shares as of the Record Date.

As of the Record Date, securities of the Fund’s Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

Class I Shares

Name and Address	Percentage of Class Owned	Number of Shares of each Class Owned
LPL Financial 4707 Executive Drive San Diego, CA 92121	32.32%	1,038,346

Charles Schwab & Co, Inc./Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94105	7.43%	238,632
*May be deemed to control Class A shares of the Fund because holds more than 25% of the outstanding Class I shares.

As of the Record Date, securities of the Fund’s Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class I shares of the Fund.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the U.S. Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular Meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Jerry Szilagyi, President, Mutual Fund Series Trust, 80 Arkay Drive, Suite 110, Hauppauge, New York 11788.

COST OF SOLICITATION

The Board is making this solicitation of proxies. The Trust has engaged AST Fund Solutions, LLC, a proxy solicitation firm (the “Proxy Solicitor”), to provide mailing, vote tabulation, a proxy website, and other proxy related services related to this solicitation. The estimated fees anticipated to be paid to the Proxy Solicitor for these services are approximately $45,000. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by Cookson. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the beneficial owners of shares of the Fund of whom they have knowledge, and Cookson will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust, and Catalyst, and Cookson may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 1-866-447-4228, or write the Trust at 17605 Wright Street, Omaha, Nebraska 68130.

A copy of the Notice of Shareholder Meeting and the Proxy Statement (including copies of the proposed sub-advisory agreement) are available at proxyonline.com/docs/CatalystDAFund.pdf.

BY ORDER OF THE BOARD OF TRUSTEES

/s/ Jerry Szilagyi

Jerry Szilagyi, President

Dated : April 13, 2017

Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope OR CALL THE NUMBER LISTED ON YOUR PROXY CARD.

Appendix A

CATALYST FUNDS

SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT between Catalyst Capital Advisors LLC, a New York limited liability corporation (the "Adviser"), and Cookson, Peirce & Co,, a Pennsylvania corporation (the “Sub-Adviser”).

WHEREAS, the Adviser acts as an investment adviser to multiple series of Mutual Fund Series Trust, an Ohio business trust (the "Trust"), pursuant to a Management Agreement dated as of July 31, 2006 as amended (the "Management Agreement");

WHEREAS, the Adviser warrants and represents to the Sub-Adviser that Adviser has full legal authority to engage unaffiliated investment managers as sub-advisers to manage the accounts or asssets designated for the Adviser’s management by the Trust;

WHEREAS, the Sub-Adviser is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisors Act of 1940, as amended;

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment advisory services to the Funds listed on Appendix A (each, a “Fund” and, collectively, the “Funds”), each a series of shares of beneficial interest of the Trust, and the Sub-Adviser is willing to render such services.

NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, the parties hereto agree as follows:

Appointment and Status of Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to provide investment advisory services to the Funds for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor of the Adviser and the Trust and shall, unless otherwise expressly provided herein or authorized by the Adviser or the Board of Trustees of the Trust from time to time, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust.

Sub-Adviser's Duties. Subject to the general supervision of the Trust's Board of Trustees (the "Board") and the Adviser, the Sub-Adviser shall, employing its discretion, manage the investment operations of each Fund and the composition of the portfolio of securities and investments (including cash) belonging to the Fund, including the purchase, retention and disposition thereof and the execution of agreements relating thereto, in accordance with the Fund’s investment objective, policies and restrictions as stated in the Fund's then-current Prospectus and Statement of Additional Information (together, the "Prospectus") and subject to the following understandings:

(a)	The Sub-Adviser shall furnish a continuous investment program for the Fund and determine from time to time what investments or securities will be purchased, retained or sold by the Fund and what portion of the assets belonging to the Fund will be invested or held uninvested as cash;
(b)	The Sub-Adviser shall use its best judgment in the performance of its duties under this agreement;
(c)	The Sub-Adviser, in the performance of its duties and obligations under this agreement for the Fund, shall act in conformity with the Trust's declaration of trust, its by-laws and the Fund's prospectus and with the reasonable instructions and directions of the Trust's Board of Trustees and the Adviser, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations;
(d)	The Sub-Adviser shall determine the securities to be purchased or sold by the Fund and will place portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities, subject to paragraph heading: Execution of Purchase and Sale Orders below;
(e)	The Sub-Adviser shall maintain books and records with respect to the securities transactions of the Fund and shall render to the adviser and the Trust's Board of Trustees such periodic and special reports as the Adviser or the board may reasonably request;
(f)	The Sub-Adviser shall provide the Trust's custodian and fund accountant on each business day with information about the Funds’ securities transactions, and with such other information relating to the Trust as may be required under the terms of the then-current custody agreement between the Trust and the custodian;
(g)	The Sub-Adviser shall respond promptly to any request from the Adviser or the Funds’ fund accountant for assistance in obtaining price sources for securities held by the Fund or determining a price when a price source is not available, and promptly review the prices used by the Funds’ accountant to determine net asset value and advise the Fund’s accountant promptly if any price appears to be incorrect;
(h)	The Sub-Adviser shall be responsible for: (1) directing the manner in which proxies solicited by issuers of securities beneficially owned by the Fund shall be voted, and (2) making any elections relative to any mergers, acquisitions, tender offers, bankruptcy proceedings or other type events pertaining to the securities held by the Fund;
(i)	The Sub-Adviser hereby represents that it has adopted a written code of ethics complying with the requirements of rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this agreement is in effect, the Sub-Adviser shall provide to the board a written report that describes any issues arising under the code of ethics since the last report to the board, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the sub-adviser has adopted procedures reasonably necessary to prevent access persons (as that term is defined in rule 17j-1) from violating the code;

(j)	The Sub-Adviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable federal and state regulations. The Sub-Adviser shall provide to the trust's chief compliance officer an annual written report regarding the sub-adviser's compliance program.

Custodian. The assets of each Fund shall be held by an independent custodian, not Adviser nor Sub-Adviser. The Sub-Adviser is authorized to give instructions to the custodian with respect to all investment decisions regarding the Fund and the custodian is authorized and directed to effect transactions for the Fund and otherwise take such actions as the Sub-Adviser shall reasonably direct in connection with the performance of the Sub-Adviser 's obligations in respect of the Fund.

Risk Acknowledgment. Adviser acknowledges that Sub-Adviser does not guarantee the future performance of the Funds or any specific level of performance, nor the success of Sub-Adviser's overall management of the Funds. Accordingly, Adviser acknowledges and agrees that Sub-Adviser shall not have any legal or financial responsibility for performance or losses unless directly attributable to the gross negligence or willful misconduct of the Sub-Adviser, including the Sub-Adviser’s failure to adhere to any investment policies and restrictions as described in a Fund’s prospectus and statement of additional information.

Directions to the Sub-Adviser. Adviser will be responsible for forwarding Adviser and/or Trust directions, notices and instructions to Sub-Adviser, in writing, which shall be effective upon receipt by the Sub-Adviser. The Sub-Adviser shall be fully protected in relying upon any such direction, notice, or instruction until it has been duly advised in writing of changes therein.

Execution of Purchase and Sale Orders. In connection with purchases or sales of portfolio securities for the account of a Fund, the Sub-Adviser will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by the Sub-Adviser, subject to review of this selection by the Board from time to time. The Sub-Adviser will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser will at all times seek, for the Funds the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

The Sub-Adviser should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, the Sub-Adviser is authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which it exercises investment discretion. The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or the Sub-Adviser's overall responsibilities with respect to the Funds and to accounts over which the Sub-Adviser exercises investment discretion. The Trust and the Sub-Adviser understand and acknowledge that, although the information may be useful to the Funds and the Sub-Adviser, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Funds. The Sub-Adviser may not give consideration to sales of shares of the Funds as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

Subject to the provisions of the 1940 Act, and other applicable law, the Sub-Adviser, any of its affiliates or any affiliates of its affiliates may retain compensation in connection with effecting a Fund's portfolio transactions, including transactions effected through others. If any occasion should arise in which the Sub-Adviser gives any advice to clients of the Sub-Adviser concerning the shares of the Funds, the Sub-Adviser will act solely as investment counsel for such client and not in any way on behalf of the Funds. The Sub-Adviser's services to the Funds pursuant to this Agreement are not to be deemed to be exclusive and it is understood that the Sub-Adviser may render investment advice, management and other services to others, including other registered investment companies.

Books and Records. The Sub-Adviser shall keep the Trust's books and records required to be maintained by it pursuant to Section 2(e) of this Agreement. The Sub-Adviser agrees that all records that it maintains for the Trust are the property of the Trust and it will promptly surrender any of such records to the Trust upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Sub-Adviser with respect to the Trust by Rule 31a-1 under the 1940 Act.

Expenses of the Sub-Adviser. During the term of this Agreement, the Sub-Adviser will pay all expenses (including without limitation the compensation of all trustees or officers of the Trust, if any, who are "interested persons" of the Sub-Adviser, as defined in the 1940 Act) incurred by it in connection with its activities under this Agreement other than the cost of securities and investments purchased for the Funds (including taxes and brokerage commissions, if any). Notwithstanding the foregoing, the Sub-Adviser is not obligated to pay the compensation or expenses of the Trust's Chief Compliance Officer, regardless of whether the Chief Compliance Officer is affiliated with the Sub-Adviser.

Compensation of the Sub-Adviser. For the services provided and the expenses borne pursuant to this Agreement, the Adviser will pay to the Sub-Adviser as full compensation therefor a fee equal to fifty percent (0.50) of the net advisory fees paid by each Fund to the Adviser. However, the Sub-Adviser will receive 100% of the net advisory fees related to the assets of its advisory clients who are invested in the Funds. Net advisory fees are defined as management fees less fee waivers due to the expense caps and any revenue sharing, administration or sub-transfer agency fees not paid by the Fund. This fee for each month will be paid to the Sub-Adviser during the succeeding month. The Adviser is solely responsible for the payment of the Sub-Adviser's fees, and the Sub-Adviser agrees not to seek payment of its fees from the Trust or the Fund.

Use of Names. The Trust and Sub-Adviser acknowledge that all rights to the name "Catalyst" belong to the Adviser, and that the Trust is being granted a limited license to use such words in its Fund name or in any class name. In the event the Adviser ceases to be the adviser, the Trust's right to the use of the name "Catalyst" shall automatically cease on the ninetieth day following the termination of this Agreement. The right to the name may also be withdrawn by the Adviser during the term of the Management Agreement upon ninety (90) days' written notice by the Adviser to the Trust. Nothing contained herein shall impair or diminish in any respect the Adviser's right to use the name "Catalyst" in the name of, or in connection with, any other business enterprises with which the Adviser is or may become associated. There is no charge to the Trust for the right to use this name.

Liability. Neither the Sub-Adviser nor its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which this Agreement relates except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, shareholder, member or agent of the Sub-Adviser, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with the Sub-Adviser's duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member or agent of the Sub-Adviser, or one under the Sub-Adviser's control or direction, even though paid by the Sub-Adviser.

Duration and Termination. The term of this Agreement shall begin on the date set forth on Appendix A and shall continue in effect for a period of two (2) years from the date of this Agreement. This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually (a) by a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund or by vote of the Trust's Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Adviser shall furnish to the Adviser and the Trust, promptly upon their request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

This Agreement may be terminated at any time on at least 60 day’s prior written notice to the Sub-Adviser, without the payment of any penalty, (i) by vote of the Board of Trustees, (ii) by the Adviser, (iii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or (iv) in accordance with the terms of any exemptive order obtained by the Trust or the Fund under Section 6(c) of the 1940 Act, exempting the Trust or the Funds from Section 15(a) and Rule 18f-2 under the 1940 Act. The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on at least 60 days' prior written notice to the Adviser and the Trust. Termination of this Agreement and/or the services of the Sub-Adviser will not affect (i) the validity of any action previously taken by Sub-Adviser under this Agreement; (ii) liabilities or obligations of the parties for transactions initiated before termination of this Agreement; or (iii) the Fund’s obligation to pay advisory fees to Adviser. If this Agreement is terminated by the Adviser or Sub-Adviser, Sub-Adviser will have no further obligation to take any action subsequent to termination with respect to the Fund except as may be reasonably required pursuant to the notice of termination and in furtherance of its role as a fiduciary in order to facilitate an orderly transition of the management of the Fund. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

Non-Exclusive Management. Sub-Adviser, its officers, employees, and agents, may have or take the same or similar positions in specific investments for their own accounts, or for the accounts of other clients, as the Sub-Adviser does for the Fund. Adviser expressly acknowledges and understands that Sub-Adviser shall be free to render investment advice to others and that Sub-Adviser does not make its investment management services available exclusively to Adviser or the Fund. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation to purchase or sell, or to recommend for purchase or sale, for the Fund any security which the Sub-Adviser, its principals, affiliates or employees, may purchase or sell for their own accounts or for the account of any other client, if in the reasonable opinion of the Sub-Adviser such investment would be unsuitable for the Fund or if the Sub-Adviser determines in the best interest of the Fund such purchase or sale would be impractical.

Good Standing. Adviser and Sub-Adviser hereby warrant and represent that they are each investment advisers in good standing that their respective regulatory filings are current and accurately reflect their advisory operations, and that they are in compliance with applicable state and federal rules and regulations pertaining to investment advisers. In addition, Adviser and Sub-Adviser further warrant and represent that neither is (nor any of their respective Associated Persons are) subject to any statutory disqualification set forth in Sections 203(e) and 203(f) of the Investment Advisers Act of 1940 (or any successor Advisers Act sections or rules), nor are they currently the subject of any investigation or proceeding which could result in statutory disqualification. Adviser and Sub-Adviser acknowledge that their respective obligations to advise the other with respect to these representations shall be continuing and ongoing, and should any representation change for any reason, each warrants to advise the other immediately, together with providing the corresponding pertinent facts and circumstances.

Amendment. This Agreement may be amended by mutual consent of the Adviser and the Sub-Adviser, provided the Trust approves the amendment (a) by vote of a majority of the Trustees of the Trust, including Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) if required under then current interpretations of the 1940 Act by the Securities and Exchange Commission, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund affected by such amendment.

Privacy Notice/Confidentiality. The Adviser and Sub-Adviser acknowledge prior receipt of the other’s Privacy Notice and Policy. Adviser and Sub-Adviser agree to safeguard all information pertaining to the Fund consistent with the requirements of applicable state and federal privacy statutes pertaining to registered investment advisers.

Notice. Whenever any notice is required or permitted to be given under any provision of this Agreement, such notice shall be in writing, shall be signed by or on behalf of the party giving the notice and shall be mailed by first class or express mail, or sent by courier or facsimile with confirmation of transmission to the other party at the addresses or facsimile numbers specified on page 1 or to such other address as a party may from time to time specify to the other party by such notice hereunder. Any such notice shall be deemed duly given when delivered at such address.

Arbitration. Subject to the conditions and exceptions noted below, and to the extent not inconsistent with applicable law, in the event of any dispute pertaining to this Agreement, Sub-Adviser and Adviser agree to submit the dispute to arbitration in accordance with the auspices and rules of the American Arbitration Association ("AAA"), provided that the AAA accepts jurisdiction. Sub-Adviser and Adviser understand that such arbitration shall be final and binding, and that by agreeing to arbitration, Adviser and Sub-Adviser are waiving their respective rights to seek remedies in court, including the right to a jury trial.

Indemnification. Adviser and Sub-Adviser agree to defend, indemnify and hold harmless the other and each of their respective officers, directors, members, employees and/or agents from any and all claims, losses, damages, liabilities, costs and/or expenses directly resulting from the other’s violation of any of the terms of this Agreement. Adviser and Sub-Adviser’s obligations under this paragraph shall survive the termination of this Agreement.

Governing Law. (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof, and (b) any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said 1940 Act. In addition, where the effect of a requirement of the Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

Severability. In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Binding Effect. Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated and that his signature will operate to bind the party indicated to the foregoing terms.

Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereto or otherwise affect their construction or effect.

Change of Control. The Sub-Adviser shall notify Adviser and the Trust in writing at least 60 days in advance of any change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an assignment, as defined in Section 2(a)(4) of the 1940 Act, would occur.

Other Business. Except as set forth above, nothing in this Agreement shall limit or restrict the right of any of the Sub-Adviser's directors, officers or employees who may also be a trustee, officer, partner or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Sub-Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below.

Catalysts Capital Advisors LLC	COOKSON, PEIRCE & CO.

By:	By:

Name:	Name:

Title:	Title:

[            ], 2016

CATALYST FUNDS

SUB-ADVISORY AGREEMENT

Cookson, Peirce & Co.

Appendix A

Fund	Effective Date
Catalyst Dynamic Alpha Fund	Approval by the Shareholders of the Fund

As amended: [              ], 2016

Catalyst Funds
Intelligent Alternatives

PROXY CARD

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

BOXES FOR TYPSETTING PURPOSES ONLY

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a representative when you call toll-free 1-800-515-4479 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 12345678910

Catalyst Dynamic Alpha Fund

A SERIES OF MUTUAL FUND SERIES TRUST

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Jerry Szilagyi and Jennifer Bailey each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of Mutual Fund Series Trust (the "Trust") to be held at the offices of the MFund Services LLC, 36 North New York Avenue, Huntington, NY 11743 on May 22, 2017 at 10:00 a.m., Eastern time, and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-800-515-4479**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on May 22, 2017. The proxy statement for this meeting is available at:

proxyonline.com/docs/CatalystDAFund.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Catalyst Dynamic Alpha Fund

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____

SIGNATURE (AND TITLE IF APPLICABLE) DATE

____

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]